Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Akerna Corp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, L. Dean Ditto, Chief Financial Officer, do hereby certify, to my knowledge:

(1) The Quarterly Report fully complies with the requirements of Section 13(a), or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 15, 2023	By:	/s/ L. Dean Ditto
L. Dean Ditto, Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.